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                                                                 EXHIBIT 10.20.1

                   FIRST AMENDMENT TO THE ALLOCATION AGREEMENT

This FIRST AMENDMENT ("Amendment") to the ALLOCATION AGREEMENT ("Agreement") dated January 1, 2002 is made as of August 1, 2002, by and among the parties affected by the Amendment to the Agreement. Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

                                    RECITALS

        A. Whereas, Administrative Allocations have been recalculated for 2002 and the parties affected by the changes desire to have the Agreement amended to reflect those changes;

        B. Whereas, the Bank is the sole shareholder of The Hammond Company, The Mortgage Bankers, a California corporation ("THC"), Western Reconveyance Company, a California corporation ("WREC"), WestFin Securities Corporation, a California corporation ("WestFin") and Western Consumer Services Inc., a California corporation ("WCS");

        C. Whereas, WFS Financial Inc is the sole shareholder of WFS Receivables Corporation 3, a California corporation ("WFSRC3");

        D. Whereas, the parties to the Agreement desire to include THC, WREC, WestFin, WCS, and WFSRC3 as Companies to the Agreement;

        E. Whereas, the parties to the Agreement desire to delete Recital G to the Agreement and all references in the Agreement thereto; and

        F. Whereas, certain arrangements for the use of space have been terminated and others have been created and the parties desire to have the Agreement amended to reflect those changes.

                                    AGREEMENT

        Now therefore, in consideration of the mutual promises set forth herein and in reliance upon the recitals set forth above, the parties agree as follows:

                1. That THC, WREC, WestFin, WCS, and WFSRC3 are included as Companies to the Agreement.

                2. That Recital G to the Agreement and all references thereto are deleted in their entirety.

                3. Section 2, relating to direct costs is amended and restated in its entirety to read:

                "2. Direct Costs. Direct costing shall be used when a specific service or product directly benefits a Company and the costs of the service or product is readily identifiable and measurable. For example, invoices from third party suppliers of goods or services, will be treated as direct costs and paid directly by Benefiting Company as incurred. Where appropriate, Companies shall enter into separate agreements for such goods and services.



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                        Furthermore, Performing Companies are authorized to
                        process invoices and pay expenditures for Benefiting Companies that have deminimus costs and expenses on behalf of the Benefiting Company, provided, however, that the Benefiting Company will immediately initiate a cash transfer to the Performing Company to reimburse it for said expenditures."

                3. Section 4, relating to Director/Officer Costs is deleted in its entirety.

                4. EXHIBIT A shall be replaced by EXHIBIT A-1, EXHIBIT B shall be replaced by EXHIBIT B-1 and EXHIBIT B-2, attached hereto.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.


WESTCORP

By:                                                     Date: July __, 2002
   ---------------------------------
   Thomas A. Wolfe, President


WESTERN AUTO INVESTMENTS, INC.

By:                                                     Date: July __, 2002
   ---------------------------------
   John Coluccio, President


WESTRAN SERVICES CORP.

By:                                                     Date: July __, 2002
   ---------------------------------
   Shelley M. Chase, President


WESTERN FINANCIAL BANK

By:                                                     Date: July __, 2002
   ---------------------------------
   Thomas A. Wolfe, Vice Chairman &
   President

WFS FINANCIAL INC

By:                                                     Date: July __, 2002
   ---------------------------------
   Thomas A. Wolfe, President


WFS FINANCIAL AUTO LOANS, INC.

By:                                                     Date: July __, 2002
   ---------------------------------
        John Coluccio, President



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WFS FINANCIAL AUTO LOANS 2, INC

By:                                                     Date: July __, 2002
   ---------------------------------
   John Coluccio, President


WFS INVESTMENTS, INC.

By:                                                     Date: July __, 2002
   ---------------------------------
   Thomas A. Wolfe, President


WFS FUNDING, INC.

By:                                                     Date: July __, 2002
   ---------------------------------
   John Coluccio, President


WFS RECEIVABLES CORPORATION

By:                                                     Date: July __, 2002
   ---------------------------------
   John Coluccio, President


WESTFIN INSURANCE AGENCY, INC.

By:                                                     Date: July __, 2002
   ---------------------------------
   Thomas A. Wolfe, President


WESTFIN SECURITIES CORPORATION

By:                                                     Date: July __, 2002
   ---------------------------------
   James E. Tecca, Chairman of the Board,
   President & Chief Executive Officer


WESTHRIFT LIFE INSURANCE COMPANY

By:                                                     Date: July __, 2002
   ---------------------------------
   Shelley M. Chase, Vice President


THE HAMMOND COMPANY, THE MORTGAGE BANKERS

By:                                                     Date: July __, 2002
   ---------------------------------
   Thomas A. Wolfe, President &
   Chief Executive Officer



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WFS WEB INVESTMENTS

By:                                                     Date: July __, 2002
   ---------------------------------
   Thomas Wolfe, President


WESTERN RECONVEYANCE COMPANY, INC.

By:                                                     Date: July __, 2002
   ---------------------------------
   J. Keith Palmer, President,
   Chief Executive Officer & Treasurer


WESTFIN SECURITIES CORPORATION

By:                                                     Date: July __, 2002
   ---------------------------------
   James E. Tecca, Chairman of the Board,
   President & Chief Executive Officer


WESTERN CONSUMER SERVICES, INC.

By:                                                     Date: July __, 2002
   ---------------------------------
   Mark Olson,
   Vice President & Controller


WESTERN CONSUMER PRODUCTS

By:                                                     Date: July __, 2002
   ---------------------------------
   Mark Marty, President


WESTERN RECEIVABLES CORPORATION INC. 2

By:                                                     Date: July __, 2002
   ---------------------------------
   Mark Olson,
   Vice President & Controller



WESTERN RECEIVABLES CORPORATION INC. 3

By:                                                     Date: July __, 2002
   ---------------------------------
   J. Keith Palmer,
   Vice President & Treasurer